LETTER OF TRANSMITTAL
                  TO ACCOMPANY SHARES OF COMMON STOCK
       (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                  OF

                         COMMUNITY BANCORP, INC.
                TENDERED PURSUANT TO THE OFFER TO PURCHASE
                         DATED OCTOBER 1, 2002

         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
                AT 5:00 P.M., E.S.T. ON NOVEMBER 1, 2002
                      UNLESS THE OFFER IS EXTENDED.


TO:  COMMUNITY BANCORP, INC.
     17 POPE STREET
     HUDSON, MASSACHUSETTS  01749


Description of Shares Tendered (See instructions 3 and 4)

Names(s) and Addresses(es) of Registered Owner(s) (please fill in exactly as name(s) appears(s) on certificate(s) - attach signed list if additional space is needed)


_______________________________       _______________________________


_______________________________       _______________________________


_______________________________       _______________________________


                         Number
                       Of Shares                         Number
     Certificate     Represented By                    Of Shares
      Number(s)     Certificates(s)                    Tendered*

     ___________      ___________                      __________
     ___________      ___________                      __________
     ___________      ___________                      __________
     ___________      ___________                      __________
     ___________      ___________                      __________

                      TOTAL NUMBER OF SHARES TENDERED: __________

* If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED WITH IT. ABSENT CIRCUMSTANCES CAUSING THE RIGHTS (AS DEFINED BELOW) TO BECOME EXERCISABLE OR SEPARATELY TRADEABLE PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE), A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES HEREIN TO SHARES INCLUDE THE ASSOCIATED RIGHTS. SHAREHOLDERS WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE, OR WHO CANNOT DELIVER THEIR CERTIFICATES FOR SHARES AND ALL OTHER DOCUMENTS THIS LETTER OF TRANSMITTAL REQUIRES TO THE COMPANY AT OR BEFORE THE EXPIRATION DATE, MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.




[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE COMPANY AND COMPLETE THE FOLLOWING:



Name(s) of Registered Owner(s): ____________________________


                                ____________________________


Date of Execution of Notice of Guaranteed Delivery: ___________________


Name of Institution Which Guaranteed Delivery: ________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


To:  COMMUNITY BANCORP, INC.

The undersigned hereby tenders to Community Bancorp, Inc., a Massachusetts corporation (the "Company"), the above-described shares of the Company's common stock, par value $2.50 per share (including the associated preferred share purchase rights [the "Rights"], the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated October 1, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Absent circumstances causing the Rights to become exercisable or separately tradeable prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to Shares include the associated Rights.

Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Company as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to (upon receipt of the Purchase Price [as defined below] and all accompanying evidences of transfer and authenticity):

     (a) present certificates for such Shares for cancellation and transfer on the Company's books; and

     (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Company that:

     (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

     (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

     (d) the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be indicated on the appropriate lines.

The undersigned understands that the Company will pay $13.50 per Share (the "Purchase Price") for Shares validly tendered pursuant to the Offer. The undersigned understands that the Company will buy a maximum of 222,222 Shares (or such lesser number of Shares as are validly tendered) pursuant to the Offer. The undersigned understands that all Shares validly tendered will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any certificate for Shares from the name of their registered owner if the Company purchases none of the Shares represented by such certificate.

The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE ACCOMPANYING
-----------------------------------------------------------------------
                       INSTRUCTIONS CAREFULLY.
                       -----------------------

ODD LOTS
--------
(See Instruction 7)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business September 30, 2002 and who continues to own beneficially as of the Expiration Date (as defined in the Company's Offer to Purchase), an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner, as of the close of business on September 30, 2002 of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee which

     (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

     (b) believes, based on representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on September 30, 2002, of an aggregate of fewer than 100 Shares and is tendering all such Shares.

SPECIAL PAYMENT INSTRUCTIONS
----------------------------
(See Instructions 1, 4, 5, 8 and 10)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue:  [ ] check  [ ] certificate(s) to:

Name
(PLEASE PRINT)


______________________________

Address

______________________________

______________________________

______________________________


Tax Identification or Social Security Number:  _________________________


SPECIAL DELIVERY INSTRUCTIONS
-----------------------------
(See Instructions 1, 4, 5, 8 and 10)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.

Mail:  [ ] check  [ ]  certificates(s) to:

Name
(PLEASE PRINT)

______________________________

Address

______________________________

______________________________

______________________________

REGISTERED OWNER(S) SIGN HERE
-----------------------------
(See Instructions 1 and 5)

(Please Complete Substitute Form W-9 Contained Herein)
 ----------------------------------------------------

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.


_________________________________
(Signature)


_________________________________
(Signature)


Name and Capacity of Each Shareholder Signing Above
(PLEASE PRINT)

_________________________________
(Print name and title)


_________________________________
(Print name and title)


Area Code and Telephone Number:  __________________________


Tax Identification or Social Security Number(s):______________________

                                                ______________________

GUARANTEE OF SIGNATURE(S)
-------------------------
(See Instructions 1 and 6)


Authorized Signature: ________________________________

(PLEASE PRINT)

Name: ________________________________


Title: _______________________________


Name of Firm: _______________________________


Address: ____________________________________

         ____________________________________

         ____________________________________


Area Code and Telephone Number:  ______________________________


Dated:  ___________________, 2002

INSTRUCTIONS FORMING PART OF THE TERMS OF THE OFFER
---------------------------------------------------

 (1) Guarantee of Signatures. No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered owner of the Shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instructions 5(d) and 10.


 (2) Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Company (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Company). Certificates for all physically tendered Shares, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Company at the appropriate address set forth herein and must be delivered to the Company on or before the Expiration Date (as defined in the Offer to Purchase).

     Shareholders whose certificates are not immediately available, or who cannot deliver Shares and all other required documents to the Company on or before the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Company within five business days after receipt by the Company of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Company and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Company must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT
     REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

 (3) Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

 (4) Partial Tenders and Unpurchased Shares. If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holders, unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Company are deemed to have been tendered unless otherwise indicated.

 (5) Signatures on Letter of Transmittal, Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and the signatures on such certificate or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 1(b) above). See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

 (6) Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

     (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

     (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered owner(s); or

     (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

     then the Company will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

 (7) Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on September 30, 2002 and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

 (8) Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the person signing the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

 (9) Irregularities. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall the Company or any other person incur any liability for failure to give any such notice.

(10) Questions and Requests for Assistance and Additional Copies. Questions and request for assistance may be directed to, or additional copies of Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Company or from your broker, dealer, commercial bank or trust company.

(11) Substitute Form W-9. Each tendering shareholder (see "Important Tax Information" below) is required to provide the Company with a correct taxpayer identification number ("TIN") on Substitute Form W-9 (the "Form W-9") which is provided under "Important Tax Information" below, and, if applicable, to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering shareholder to 31% federal income tax withholding on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer. The box in
     Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within sixty
     (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

(12) Withholding on Foreign Shareholders. The Company will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless the Company determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Company will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid overwithholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in
     Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED
DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE COMPANY ON OR BEFORE THE EXPIRATION DATE.


IMPORTANT TAX INFORMATION
-------------------------

Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Company with such shareholder's correct TIN on Form W-9 below. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50.00 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are considered "exempt recipients" and are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

If backup withholding applies, the Company is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF FORM W-9
-------------------

To prevent backup withholding on payment made to a shareholder or other payee with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Company of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such shareholder is awaiting a TIN) and that:

    (a) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or

    (b) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

The Shareholder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

PAYER'S NAME:   COMMUNITY BANCORP, INC.
---------------------------------------

SUBSTITUTE FORM W-9
-------------------
Department of the Treasury,
Internal Revenue Service

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------

Part 1 - PLEASE PROVIDE YOUR TIN          ____________________________
------   IN THE BOX AT RIGHT AND         |                            |
         CERTIFY BY SIGNING AND          |____________________________|
         DATING BELOW

Part 2 - Check the box if you are NOT subject to backup withholding
------ under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you
  [ ] are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION ON THIS FORM IS TRUE, CORRECT AND COMPLETE.


SIGNATURE: _____________________________      DATE:_______________, 2002


Part 3 - Awaiting TIN:       [ ]
------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
------------------------------------------------------

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



SIGNATURE: _____________________________      DATE:_______________, 2002

                  GUIDELINES FOR CERTIFICATION OF
       TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9


SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
----------------------------------------------------

Purpose of Form. -- A person or company that is required to file an information return with the IRS must obtain your correct taxpayer identification number ("TIN") to report (1) income paid to you, (2) real state transactions, (3) mortgage interest you paid, (4) the acquisition or abandonment of secured property, or (5) contributions you made to an IRA.

You use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

How To Obtain a TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check the box under Part 3 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

Note: Writing "Applied for" (or checking the box under Part 3 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

What Is Backup Withholding? -- Persons or companies making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

 1.  You do not furnish your TIN to the requester, or

 2.  The IRS notifies the requester that you furnished an incorrect
     TIN, or

 3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

 4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

 5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting.

See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

Payees and Payments Exempt From Backup Withholding. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1) A corporation. (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under Section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the Unites States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under Section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

   - Payments to nonresident aliens subject to withholding under
     Section 1441.

   - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

   - Payments of patronage dividends not paid in money.

   - Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

   - Payments of interest on obligations issued by individuals.

     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

   - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

   - Payments described in Section 6049(b)(5) to nonresident aliens.

   - Payments on tax-free covenant bonds under Section 1451.

   - Payments made by certain foreign organizations.

   - Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES
---------

Failure To Furnish TIN. -- If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS
---------------------

Name. -- If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION
-------------------------

 1. Interest, Dividend, Broker and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

 2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

 3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

 4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

 5.  Mortgage Interest Paid by You, Acquisition or Abandonment of
Secured Property, IRA Contributions. You are required to furnish you correct TIN, but you are not required to sign the certification.

 6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

 7. TIN "Applied for." Follow the instructions under How To Obtain a TIN on page 1, and sign and date this form.


Signature. -- For a joint account, only the person whose TIN is shown in Part I should sign.

Privacy Act Notice. --Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER
------------------------------------------

For this type of account
------------------------
Give name and SSN of:
---------------------

 1.  Individual

       The individual

 2.  Two or more individuals (joint account)

       The actual owner of the account or, if combined funds, the first individual on the account (1).

 3.  Custodian account of a minor (Uniform Gift to Minors Act)

       The minor(2)

4.   a.  The usual revocable savings trust (grantor is also trustee)

           The grantor-trustee (1)

     b. So-called trust account that is not a legal or valid trust under state law.

           The actual owner (1)

 5.  Sole proprietorship

       The owner (3)


For this type of account
------------------------
Give name and EIN of:
---------------------

 6.  Sole proprietorship

       The owner (3)

 7.  A valid trust, estate, or pension trust

       Legal entity (4)

 8.  Corporate

       The corporation

 9. Association, club, religious, charitable, educational, or another tax-exempt organization

       The organization

10.  Partnership

       The partnership

11.  A broker or registered nominee

       The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agriculture program payments.

       The public entity


FOOTNOTES:
----------

 (1) List first and circle the name of the person whose number you furnish.

 (2) Circle the minor's name and furnish the minor's SSN.

 (3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

 (4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.